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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included, in this Annual Report on Form 10-K into the Company's previously filed Registration Statement on Form S-8 (SEC File No. 333-48239).


ARTHUR ANDERSEN LLP

Houston, Texas
March 30, 1998